CLASS A                                                                  CLASS A
COMMON STOCK                                                        COMMON STOCK
                                              In order to maintain qualification
                                                    of the Corporation as a real
                                                   estate investment trust under
                                                    applicable provisions of the
                                                Internal Revenue Code, the Board
                                                 of Directors may, in accordance
                                               with the terms of the Articles of
                                                Incorporation redeem or restrict
                                                      the transfer of the Shares
                                                  represented by the Certificate
NUMBER                                                                    SHARES
NYUA

                                   [GRAPHIC]

THIS CERTIFICATE IS TRANSFERABLE IN
SAN FRANCISCO, NEW YORK CITY OR
RIDGEFIELD PARK, NEW JERSEY                  SEE REVERSE FOR CERTAIN DEFINITIONS

PAR VALUE $.01 PER SHARE

  INCORPORATED UNDER
       THE LAWS
OF THE STATE OF DELAWARE

                             BRE PROPERTIES, INC.

--------------------------------------------------------------------------------
THIS CERTIFIES THAT                                            CUSIP 05564E 10 6


                                  [SPECIMEN]


IS THE OWNER OF
--------------------------------------------------------------------------------

THIS CERTIFICATE REPRESENTS SHARES OF COMMON STOCK, A MARYLAND CORPORATION.***

      FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF
BRE PROPERTIES, INC., TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON
OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
     THIS CERTIFICATE REPRESENTS SHARES OF COMMON STOCK, A MARYLAND CORPORATION. THE HOLDER AND EVERY TRANSFEREE OR ASSIGNEE OF THE CERTIFICATE OR OF THE
SHARES REPRESENTED HEREBY OR OF ANY INTEREST THEREIN ACCEPTS AND AGREES TO BE BOUND BY THE TERMS, CONDITIONS, AND LIMITATIONS OF THE CERTIFICATE OF INCORPORATION AND ALL AMENDMENTS THEREOF AND SUPPLEMENTS THERETO.
     WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

COUNTERSIGNED AND REGISTERED:                                 /s/ FRANK McDOWELL
CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.                           President
       TRANSFER AGENT AND REGISTRAR
                                                                            SEAL

By                                                           /s/ H.E. MASON, JR.
          AUTHORIZED SIGNATURE                                         Secretary

     The Corporation will furnish without charge to each stockholder who so requests a statement of the rights, privileges, voting powers, limitations and qualifications of the classes of stock of the Corporation. Requests may be directed to the Corporation or its transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF GIFT MIN ACT --        Custodian
                                                             ------      -------
TEN ENT -- as tenants by the entireties                      (Cust)      (Minor)
                                                  under Uniform Gifts to Minors

JT TEN -- as joint tenants with right of
          survivorship and not as tenants           Act
          in common                                      -----------------------
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,_____________________________________ HEREBY SELL,
ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________



________________________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE.)

________________________________________________________________________________

______________________________________________________________________ SHARES OF
COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ ATTORNEY,
TO TRANSFER THE SAME ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED: __________________________

                                       (SIGN HERE) _____________________________

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between BRE Properties, Inc. (the "Company") and Bank of America, N.T. & S.A. (the "Rights Agent") dated as of August 14, 19889 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person or any Affiliate or Associate thereof (such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

As of July 31, 1992, Chemical Trust Company of California succeeded Bank of America, N.T. & S.A. as Rights Agent.